
Clinical & Business Analytics
Revenue Cycle Management
mHealth
Electronic Health Record
WEB
Customized Practice Website
Patient Engagement
Practice Management
Real-Time Verification
Real-Time Adjudication
Care Coordination
4¢ Transcription

MTBC.com
A Unique Healthcare IT Company®

(Nasdaq Global Market: MTBC, MTBCP)

Second Quarter 2019 Results

©MTBC, Inc. 2019. All Rights Reserved

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “goals”, “intend”, “likely”, “may”, “plan”, “potential”, “predict”, “project”, “will” or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating recent acquisitions and other acquired businesses into our infrastructure;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Protect and enforce intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as executive chairman, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have; and;
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

©MTBC, Inc. 2019. All Rights Reserved

Hosts for MTBC Second Quarter 2019 Earnings Call

Shruti Patel	*General Counsel*
Stephen Snyder	*Chief Executive Officer*
A. Hadi Chaudhry	*President*
Bill Korn	*Chief Financial Officer*
Mahmud Haq	*Executive Chairman*

©MTBC, Inc. 2019. All Rights Reserved

First Half 2019 Highlights


Revenue
+87%
$31.8
$17.0
H1 2018
H1 2019


Adjusted net income
+7%
$2.1
$1.9
11% margin
7% margin
H1 2018
H1 2019


Adjusted EBITDA
+7%
$2.7
$2.5
15% margin
9% margin
H1 2018
H1 2019

($ in millions. Percent change reflects H1 2018 to H1 2019)

See reconciliations of non-GAAP results in the Appendix

©MTBC, Inc. 2019. All Rights Reserved

First Half 2019 Financial Results

		H1 2019 Results
Revenue	87% growth over H1 2018	**$31.8 M**
Net loss	Loss increased from H1 2018, primarily due to: — Costs from Orion and Etransmedia acquisitions which will continue to decline in the second half — Non-cash amortization due to the Orion and Etransmedia acquisitions — Increased stock based compensation expense due to higher stock prices and quarterly timing	**($1.1 M)**
Adjusted EBITDA	7% growth compared to H1 2018	**$2.7 M**
Adjusted net income	7% growth compared to H1 2018; $0.17 per share	**$2.1 M**
Cash flow from operations	22% greater than adjusted EBITDA; 68% greater than H1 2018	**$3.3 M**

The Company purchased Etransmedia on April 1, 2019, and Q2 results includes both revenue and expenses related to that business. As is typical with our acquisitions, Etransmedia had a negative impact on GAAP and non-GAAP profitability during Q2. As the Company utilizes its technology and offshore employees to reduce costs, we expect the impact will be positive by Q4.

See reconciliations of non-GAAP results in the Appendix

©MTBC, Inc. 2019. All Rights Reserved

Q2 2019 Financial Results

MTBC A Unique Healthcare IT Company .com

		Q2 2019 Results
Revenue	93% growth over Q2 2018	**$16.7 M**
Net loss	Loss increased from Q2 2018, primarily due to: — Costs from Orion and Etransmedia acquisitions which will continue to decline in the second half — Non-cash amortization due to the Orion and Etransmedia acquisitions — Increased stock based compensation expense due to higher stock prices and quarterly timing	**($0.8 M)**
Adjusted EBITDA	Decreased from Q2 2018, primarily due to Etransmedia acquisition on April 1, 2019	**$1.1 M**
Adjusted net income	Decreased from Q2 2018, primarily due to Etransmedia acquisition on April 1, 2019	**$0.8 M**
Cash flow from operations	108% greater than adjusted EBITDA; 84% greater than Q2 2018	**$2.4 M**

The Company purchased Etransmedia on April 1, 2019, and Q2 results includes both revenue and expenses related to that business. As is typical with our acquisitions, Etransmedia had a negative impact on GAAP and non-GAAP profitability during Q2. As the Company utilizes its technology and offshore employees to reduce costs, we expect the impact will be positive by Q4.

See reconciliations of non-GAAP results in the Appendix

©MTBC, Inc. 2019. All Rights Reserved

Revenue Growth: 2013 – 2018 *plus* 2019 guidance



($ in millions)
2013 – 2018 Historical CAGR: 37%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$63-65
2013
2014
2015
2016
2017
2018
2019 Guidance
Range
Guidance
Actual
First half actual

Note that the 2019 Guidance excludes the effects of any additional, material acquisitions

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

©MTBC, Inc. 2019. All Rights Reserved

Adjusted EBITDA: 2014 – 2018 *plus* 2019 guidance


($ in millions)
($1.7)
($0.7)
($0.6)
$2.3
$4.8
$8-10
2014
2015
2016
2017
2018
2019 Guidance
Range
Guidance
Actual
First Half Actual

Note that the 2019 Guidance excludes the effects of any additional, material acquisitions

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

©MTBC, Inc. 2019. All Rights Reserved

For More Information

Corporate Website www.mtbc.com

Investor Relations Events/Presentations page ir.mtbc.com/events

Investor Inquiries

Bill Korn, CFO
bkorn@mtbc.com

Matt Kreps, Darrow IR
mkreps@darrowir.com
(214) 597-8200



MTBC
Investor Relations
Company Overview
$5.17

©MTBC, Inc. 2019. All Rights Reserved

Appendix

Non-GAAP Financial Measures Reconciliation

($000s) Adjusted EBITDA	2014	2015	2016	2017	2018	Q1 2018	Q2 2018	Q1 2019	Q2 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ 75	$ 195	$ (296)	$ (771)
Provision (benefit) for income taxes	176	138	197	68	(157)	47	51	(41)	55
Net interest expense	157	262	646	1,307	250	69	44	17	33
Foreign exchange / other expense	135	(170)	53	(249)	(435)	(147)	(185)	244	(539)
Stock-based compensation expense	259	629	1,928	1,487	2,464	128	409	758	793
Depreciation and amortization	2,791	4,599	5,108	4,300	2,854	591	560	757	836
Integration and transaction costs	1,076	341	976	791	1,891	179	472	205	733
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	32	11	(64)	-
Adjusted EBITDA	$ (1,726)	$ (675)	$ (605)	$ 2,291	$ 4,802	$ 974	$ 1,557	$ 1,580	$ 1,140

($000s) Adjusted Net Income	2014	2015	2016	2017	2018	Q1 2018	Q2 2018	Q1 2019	Q2 2019
Net (loss) income	$ (4,509)	$ (4,688)	$ (8,797)	$ (5,565)	$ (2,138)	$ 75	$ 195	$ (296)	$ (771)
Foreign exchange / other expense	135	(170)	53	(249)	(435)	(147)	(185)	244	(539)
Stock-based compensation expense	259	629	1,928	1,487	2,464	128	409	758	793
Amortization of purchased intangible assets	2,503	4,119	4,397	3,393	1,828	361	337	486	551
Integration and transaction costs	1,076	341	976	791	1,891	179	472	205	733
Change in contingent consideration	(1,811)	(1,786)	(716)	152	73	32	11	(64)	-
Income tax expense (benefit) related to goodwill	-	172	175	27	(208)	38	40	(56)	40
Non-GAAP Adjusted Net Income	$ (2,347)	$ (1,383)	$ (1,984)	$ 36	$ 3,475	$ 666	$ 1,279	$ 1,277	$ 807

©MTBC, Inc. 2019. All Rights Reserved